Exhibit 99.2

PAETEC COMMUNICATIONS

voice data internet

and US LEC to Combine in $1.3 Billion Transaction

August 2006

US LEC

PAETEC

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by management that, although we believe them to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from those expressed or implied in the forward-looking statements.

These risks and uncertainties may include those discussed in US LEC’s reports on Form 10-K, Form 10-Q and Form 8-K on file with the Securities and Exchange Commission (“SEC”), and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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Additional Information

New PAETEC will file with the SEC a registration statement that will contain a proxy statement/prospectus regarding the proposed merger transaction between PAETEC and US LEC, as well as other relevant documents concerning the proposed transaction.

Investors and security holders of US LEC are urged to read the proxy statement/prospectus for the transaction and the other relevant documents when they become available because they will contain important information about New PAETEC, PAETEC, US LEC and the proposed merger transaction.

The proxy statement/prospectus will be mailed to stockholders of US LEC prior to their stockholders meeting. Investors and security holders of US LEC may obtain free copies of the proxy statement/prospectus and other documents filed by New PAETEC with the SEC (when they become available) at the SEC’s web site at www.sec.gov. Free copies of the definitive proxy statement/prospectus and other documents also may be obtained by writing to PAETEC Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450, Attention: Investor Relations.

Information regarding the identity of persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of stockholders of US LEC Corp. in connection with the proposed transaction, and their interests in the solicitation, will be set forth in the proxy statement of US LEC Corp. and in the registration statement that will be filed by New PAETEC with the SEC.

Summary Highlights

Structure	■ PAETEC and US LEC to combine in a tax-free 100% stock-for-stock merger
Listing / Ticker	■ NASDAQ / CLEC ■ Company Name: PAETEC
Ownership	■ Two-thirds owned by PAETEC shareholders, one-third owned by US LEC shareholders
Headquarters	■ Fairport, NY ■ US LEC and PAETEC'S operations in major locations maintained with several functions based in each
Board of Directors	■ Six members nominated by PAETEC ■ Three members nominated by US LEC
Management	■ Chairman & CEO: Arunas Chesonis — Current PAETEC Chairman & CEO ■ Vice Chairman: Rick Aab — Current US LEC Chairman ■ CFO: Keith Wilson — Current PAETEC CFO ■ EVP of Integration: Lyle Patrick — Current US LEC CFO ■ COO: E.J. Butler — Current PAETEC COO
Financing	■ Deutsche Bank, Merrill Lynch and CIT have provided $850 million of committed financing to effect the transaction ■ US LEC Preferred redeemed, "overhang" eliminated
Timing	■ Transaction expected to close 4th Quarter 2006
Synergies	■ Transaction expected to generate $40 million in run-rate synergies

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PAETEC COMMUNICATIONS US LEC voice / data / internet

Complementary Network and Footprint

The combined entity creates one of the strongest competitive communications providers on the East Coast

Seattle

Waltham

Minneapolis Manchester Syracuse Albany Green Bay Rochester Boston Buffalo Providence Poughkeepsie Hartford Madison Milwaukee Detroit Wilkes-Barre Westchester Salt Lake City New York Cleveland Bethlehem Newark Chicago Pittsburgh Philadelphia Oakland Harrisburg Conshohocken Fort Wayne Stockton Denver Columbus Baltimore Indianapolis Washington DC

San Jose Dayton Colorado Springs Cincinnati

Roanoke Richmond Kansas City Norfolk St. Louis Louisville Las Vegas Springfield Greensboro Raleigh Nashville Knoxville Los Angeles Charlotte Oklahoma City Irvine Chattanooga Phoenix Memphis San Diego Birmingham Atlanta Charleston Dallas Shreveport

Data POPs

Switch and Data POPs Mobile Jacksonville

States Served New Orleans Orlando Houston Tampa

US LEC

West Palm Beach PAETEC Fort Myers Miami

Overlap

Note: Map is representative of connectivity and transport throughout the U.S. The map also depicts connectivity and routes provided by other carriers.

Strategic Rationale

Transaction creates one of the fastest growing competitive communications providers to medium and large enterprises in the U.S.

Creates one of the largest competitive communications providers in the U.S.

Significant size with approximately $1 billion in revenue

Substantial scale with $187 million in Adjusted EBITDA, including synergies, and free cash flow of $109 million(1)

Significant cost synergies savings due to increased scale, redundant network and corporate infrastructure

$25 million Year 1 synergies expected

$40 million run-rate expected (realized in 2008)

Note: As of LTM 6/30/06.

(1) Free Cash Flow defined as Adjusted EBITDA – Capex.

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Strategic Rationale (Cont’d)

Combination of two customer focused companies with successful operating track records

Expanded geographic footprint

Broader product portfolio

99.3% monthly customer retention

Increased scale and scope

Approximately $1 billion in pro forma revenue

Approximately 2.1 million access lines

Over 45,000 enterprise customers

Presence in 25 of the top 50 MSAs; 52 of the top 100 MSAs

Transaction Details

Taking into account outstanding rights to acquire shares in the new company, PAETEC security holders would be entitled to receive 71 million shares and US LEC security holders would receive 36 million shares

Pro forma company to have an enterprise value of $1.3 billion

Accelerated retirement of US LEC preferred shares at a $30 million discount to accreted value

Expanded equity capitalization

PAETEC	+ US LEC Combination Pro Forma Valuation

+

Pro	Forma Shares (fully diluted) 107 US LEC Closing Share Price $4.77 (8/11/2006) Equity Value $511
71mm	shares 36mm shares

107 $4.77 $511

71mm shares (fully diluted)

36mm shares (fully diluted)

Net Debt $751

Enterprise Value $1,262 $187

107mm shares (fully diluted)

Note: Dollars in millions, except per share values.

(1) Includes anticipated synergies of $40 million beginning in 2008.

Adj. EBITDA w/ Synergies(1) (LTM 6/30/06)

Enterprise Value / Adj. EBITDA

6.7x

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Significant Combined Scale

Revenue and Revenue Growth

($ in millions) $2,000 37.6%

40%

30% $1,500

20%	13.5% 9.4% 9.4% 6.0% 10% $1,000

0% (2.2%) $500

(10%)	(12.6%) $1,417 $1,009 $1,005 $480 $456 $273 $212 (20%) $0

PF PAETEC / PF TWTC / Deltacom (1) Talk America Eschelon Cbeyond US LEC Xspedius

Note: Based on LQA as of 6/30/06, except for Xspedius, which is based on 2007E. (1) LQA as of 3/31/06.XO

Significant Combined Scale (Cont’d)

($ in millions) $400 $368

$300

$202 $200

$81 $100

$54$ 51 $51 $38Adjusted EBITDA

$0

PF TWTC / PF PAETEC / XO Eschelon Talk America Deltacom(3) Cbeyond Xspedius(1) US LEC(2)

Note: Based on LQA as of 6/30/06 (as reported), except for Xspedius, which is based on 2007E (as reported).

(1) Includes anticipated synergies of $45 million. (2) Includes anticipated synergies of $40 million. (3) Based on LQA as of 3/31/06.

Strong Free Cash Flow(1)

($ in millions) $200 $165

$150 $121

$100

$50$	30 $17 $7 $0

($ 9)

($ 26)

($ 50)

(4)

PF TWTC/ PF PAETEC/ Talk America Deltacom Eschelon Cbeyond XO

(2) (3)

Xspedius	US LEC Communications

Note: Based on LQA as of 6/30/06, except for Xspedius, which is based on 2007E.

(1) Defined as Adjusted EBITDA less capex. (2) Includes anticipated synergies of $45 million. (3) Includes anticipated synergies of $40 million. (4) Based on LQA as of 3/31/06.

Business Strategy

Continue to strengthen customer-focused strategy to effectively serve medium and large enterprises as a premier communications provider

Differentiated service model driving superior customer retention

Drive growth by

Expanding geographic footprint for both sales forces

Cross-selling a broader range of products and services

Generate strong financial results by focusing on end customer revenue growth while maintaining efficient network and back office operations

Leverage similarly architected facilities-based networks to maximize operating efficiency and network costs

Complementary Business Profiles

US LEC PAETEC

Facilities-based infrastructure

Medium to large enterprise focus

Predominantly T1

Similar end customer sales model

Differentiation by quality of service

Similar integrated IP strategy

Experienced	management team

Industry leading customer retention rates

Focusing on the “Right” Customers

PAETEC

US LEC

New York City

Carolinas

Synergies

PAETEC and US LEC functional teams have developed a detailed bottoms-up view of the estimated $40 million in expected annual run-rate cost synergies

Expected cost synergies driven by

Corporate overhead

Sales & marketing

IT

Network and switching

Other SG&A

$25 million of synergies expected to be achieved in 2007 and $40 million in 2008

Very achievable run-rate synergies

4% of PAETEC / US LEC combined revenue

5% of PAETEC / US LEC combined cash costs (SG&A + COGS)

27% of PAETEC / US LEC combined Adjusted EBITDA

No revenue synergies projected in model

Financing & Capital Structure

Deutsche Bank, Merrill Lynch and CIT have provided $850 million of committed financing

Sources & Uses

New Revolving Credit Facility –

New Bank Debt $800

Cash on Hand 26

Total $826

Uses

Refinance Existing PAETEC First Lien Debt $272

Refinance Existing PAETEC Second Lien Debt(1) 102

Refinancing Existing US LEC Debt (1) 158

Purchase of US LEC Preferred(2) 268

Fees and Other 25

Total Debt

$800 Net Debt $751

Cash$ 49

Revolver ($50mm undrawn) –

New Bank Debt $800

Capital Leases –

Statistic Multiple Pro Forma Capitalization Total $826

(3)

Total Bank Debt / LTM Adj. EBITDA $ 187 4.3x

Total Debt / LTM Adj. EBITDA 4.3x

Net Debt / LTM Adj. EBITDA 4.0x

Note: Dollars in millions. Balance sheet items projected as of 12/31/06.

(1) PAETEC Second Lien assumed called at 102.0%. US LEC debt assumed called at 105.5%. (2) Discounted Value of Preferred.

(3) As of 6/30/06. Includes run-rate synergies of $40mm.

Financial Overview

LTM as of

6/30/2006 PAETEC

Revenue $551

% Growth (Q2 YoY) 14.8%

Gross Margin $ 289

% of Revenue 52.4%

SG&A $205

% of Revenue 37.3%

Adj. EBITDA(1) $89

% Margin 16.1%

Adj. EBITDA including Synergies (2) NA

% Margin NA

Capex $45

% of Revenue 8.2%

Free Cash Flow (3) $44

% of Revenue 7.9%

US LEC

Pro Forma $408 $959

11.8%

$210

13.5%

$499

51.5%

$153

52.1%

$359

37.5%

$58

37.4%

$147

14.2%

NA

15.3%

$187

NA

$33

19.5%

$78

8.1%

$25

8.1%

$109

6.2%

7.4x

11.4%

4.3x

(Total Debt + Preferred) / Adj. EBITDA including Synergies(2)

Note: Dollars in millions.

4.2x

(1) Adjusted for non-cash SG&A expenses such as non-cash stock compensation, one-time items such as recapitalization related costs and other income. Adjusted EBITDA may differ from similarly titled measures of other companies.

(2) Includes run-rate synergies of $40mm. (3) FCF defined as Adjusted EBITDA – capex.

Transaction Highlights

Creates one of the fastest growing competitive communications providers in the U.S.

1 billion in revenue, $187 million in run-rate Adjusted EBITDA and $109 million in free cash flow

Expanded network footprint and broader product portfolio

Increased scale and scope drive $40 million in run-rate synergies

Q &A